UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2014

ENVISION HEALTHCARE HOLDINGS, INC.

ENVISION HEALTHCARE CORPORATION

(Exact name of each registrant as specified in its charter)

Delaware	001-36048	45-0832318
Delaware	001-32701	20-3738384
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Numbers)	Identification Nos.)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 495-1200

(Each registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On June 18, 2014, Envision Healthcare Corporation (“EVHC”), an indirect wholly-owned subsidiary of Envision Healthcare Holdings, Inc., issued $750 million aggregate principal amount of 5.125% Senior Notes due 2022 (the “Notes”) pursuant to the Indenture, dated as of June 18, 2014 (as supplemented by the First Supplemental Indenture (as defined below), the “Indenture”), between EVHC, certain of its domestic subsidiaries (the “Guarantors”) and Wilmington Trust, National Association, as Trustee (the “Trustee”), and the First Supplemental Indenture, dated as of June 18, 2014 (the “First Supplemental Indenture”), between EVHC, the Guarantors and the Trustee, pursuant to which the Notes were issued and each Guarantor provided an unconditional guarantee of the obligations of EVHC under the Notes.  The Notes mature on July 1, 2022.

Ranking; Guarantee

The Notes are unsecured senior indebtedness of EVHC and are effectively subordinated to all of EVHC’s secured indebtedness, including indebtedness under its senior secured term loan facility and senior secured asset-based revolving credit facility (together, the “Senior Secured Credit Facilities”), to the extent of the value of the assets securing such indebtedness.  The Indenture provides that the guarantee of each Guarantor is an unsecured senior obligation of that Guarantor and the Notes will, subject to certain exceptions, be guaranteed by each of EVHC’s current and future domestic subsidiaries that guarantee EVHC’s obligations under the Senior Secured Credit Facilities.

Redemption

EVHC may redeem the Notes, in whole or in part, at any time prior to July 1, 2017, at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, plus the applicable make-whole premium.  EVHC may redeem the Notes, in whole or in part, at any time (i) on and after July 1, 2017 and prior to July 1, 2018, at a price equal to 103.844% of the principal amount of the Notes, (ii) on or after July 1, 2018 and prior to July 1, 2019, at a price equal to 102.563% of the principal amount of the Notes, (iii) on or after July 1, 2019 and prior to July 1, 2020, at a price equal to 101.281% of the principal amount of the Notes, and (iv) on or after July 1, 2020, at a price equal to 100.000% of the principal amount of the Notes, in each case, plus accrued and unpaid interest, if any, to the redemption date.  In addition, at any time prior to July 1, 2017, EVHC at its option may redeem up to 40% of the aggregate principal amount of the Notes with the proceeds of certain equity offerings at a redemption price of 105.125%, plus accrued and unpaid interest, if any, to the applicable redemption date.

Covenants

The Indenture contains covenants that, among other things, limit EVHC’s ability and the ability of its restricted subsidiaries to:  incur additional indebtedness or issue certain preferred shares; pay dividends on, redeem or repurchase stock or make other distributions in respect of its capital stock; repurchase, prepay or redeem subordinated indebtedness; make investments; create restrictions on the ability of EVHC’s restricted subsidiaries to pay dividends to EVHC or make other intercompany transfers; create liens; transfer or sell assets; consolidate, merge or sell or otherwise dispose of all or substantially all of its assets; enter into certain transactions with affiliates; and designate subsidiaries as unrestricted subsidiaries.  Upon the occurrence of certain events constituting a change of control, EVHC is required to make an offer to repurchase all of the Notes (unless otherwise redeemed) at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any to the repurchase date.  If EVHC sells assets under certain circumstances, it must use the proceeds to make an offer to purchase the Notes at a price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, to the date of purchase.

Events of Default

Events of default under the Indenture are limited to:  the nonpayment of principal or interest when due; failure to comply with the merger covenant therein; failure to comply with obligation to make a change of control offer (other than a failure to purchase the Notes); failure to comply with its other agreements contained in the Notes or the Indenture; the failure of any subsidiary guarantor to comply with its obligations under its guarantee; failure to pay any indebtedness for borrowed money after final maturity or cross acceleration of material debt if the total amount of such indebtedness exceeds $75.0 million; bankruptcy event of default; judgment default; or a failure of any guarantee of a significant subsidiary to be in full force and effect.

Copies of the Indenture and the First Supplemental Indenture are attached as Exhibits 4.1 and 4.2 hereto and incorporated herein by reference.  The foregoing descriptions of the Indenture and the First Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements.

Section 2 — Financial Information

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On June 17, 2014, EmCare, Inc., (“EmCare”), a wholly-owned subsidiary of Envision Healthcare Holdings, Inc. (“EVH”), completed its previously announced acquisition of Phoenix Physicians, LLC (“Phoenix Physicians”) pursuant to the terms of the Interest Purchase Agreement dated as of June 10, 2014 (the “Purchase Agreement”).  EmCare acquired all of the issued and outstanding equity interests of Phoenix Physicians for an aggregate purchase price of $170 million, subject to certain post-closing adjustments as described in the Purchase Agreement (the “Transaction”).  As a result of the Transaction, Phoenix Physicians became a wholly-owned subsidiary of EmCare.

The foregoing description of the Transaction and the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which was included as Exhibit 2.1 to EVH’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 10, 2014 and is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning EVHC’s direct financial obligations under the Indenture and the Notes is hereby incorporated herein by reference.

Section 7 — Regulation FD

Item 7.01.  Regulation FD Disclosure.

On June 18, 2014, EVH issued a press release announcing it had completed its previously announced acquisition of Phoenix Physicians.  A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Section 8 — Other Events

Item 8.01.  Other Events.

Kimberly Norman, Senior Vice President of Human Resources for EVH and EVHC, resigned from her position effective June 17, 2014.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)                   Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)                   Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)                   Exhibits.

Exhibit Number	Description

2.1	Interest Purchase Agreement, dated as of June 10, 2014, by and among EmCare, Inc., Phoenix Physicians, LLC and the Sellers (Incorporated by reference to Exhibit 2.1 to EVH’s Form 8-K filed June 10, 2014) .

4.1	Indenture, dated as of June 18, 2014, among Envision Healthcare Corporation, the Subsidiary Guarantors named therein and Wilmington Trust, National Association.

4.2	First Supplemental Indenture, dated as of June 18, 2014, among Envision Healthcare Corporation, the Subsidiary Guarantors named therein and Wilmington Trust, National Association.

99.1	Press Release dated June 18, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISION HEALTHCARE HOLDINGS, INC.
(Registrant)

June 19, 2014	By:	/s/ Craig A. Wilson
Craig A. Wilson
Senior Vice President, General Counsel and Secretary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISION HEALTHCARE CORPORATION
(Registrant)

June 19, 2014	By:	/s/ Craig A. Wilson
Craig A. Wilson
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1

Interest Purchase Agreement, dated as of June 10, 2014, by and among EmCare, Inc., Phoenix Physicians, LLC and the Sellers (Incorporated by reference to Exhibit 2.1 to EVH’s Form 8-K filed June 10, 2014) .

4.1	Indenture, dated as of June 18, 2014, among Envision Healthcare Corporation, the Subsidiary Guarantors named therein and Wilmington Trust, National Association.

4.2	First Supplemental Indenture, dated as of June 18, 2014, among Envision Healthcare Corporation, the Subsidiary Guarantors named therein and Wilmington Trust, National Association.

99.1	Press Release dated June 18, 2014.